As filed with the Securities and Exchange Commission on April 20, 1998
                           Registration No. 333-27619
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                CAERE CORPORATION
             (Exact name of registrant as specified in its charter)
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

        Delaware                         7372                                94-2250509
(State of Incorporation)       (Primary Standard Industrial      (I.R.S. Employer Identification No.)
                                 Classification Code Number)
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                                100 Cooper Court
                           Los Gatos, California 95032
                                  (408)395-7000
          (Address, including zip code and telephone number, including area code,of Registrant's principal executive offices)


                                Robert G. Teresi
                      Chairman and Chief Executive Officer
                                100 Cooper Court
                           Los Gatos, California 95032
                                 (408) 395-7000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                               LEE F. BENTON, ESQ.
                               Cooley Godward LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                            Palo Alto, CA 94306-2155
                                 (650) 843-5000
                              ---------------------

                       Termination of Offering and Removal
                         Of Securities from Registration


         Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on May 22, 1997, the Registrant hereby removes from registration 252,000 shares of Common Stock of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Los Gatos, State of California on April 20, 1998.


                                                   CAERE CORPORATION





                                           By:     /s/ Blanche M. Sutter
                                                   Blanche M. Sutter
                                                   Executive Vice President,
                                                   Chief Financial Officer,
                                                   and Secretary

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.

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                 SIGNATURE                                         TITLE                                DATE

        /s/Robert G. Teresi                       Chairman of the Board, President and            April 20, 1998
        ------------------                        Chief Executive Officer
        Robert G. Teresi                          (Principal Executive Officer)




        /s/Blanche M. Sutter                      Executive Vice President, Chief                 April 20, 1998
        ---------------------                     Financial Officer and Secretary
         Blanche M. Sutter                        (Principal Financial and
                                                  Accounting  Officer)





        /s/James K. Dutton*                       Director                                        April 20, 1998
        --------------------
        James K. Dutton



        /s/ Robert J. Frankenberg*                Director                                        April 20, 1998
       ----------------------------
        Robert J. Frankenberg



    *By:    /s/Blanche M. Sutter
            ---------------------
            Blanche M. Sutter
            Attorney-in-Fact

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